                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): APRIL 26, 2000



                           BAKER HUGHES INCORPORATED
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-9397                 76-0207995
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)



                     3900 ESSEX LANE
                     HOUSTON, TEXAS                          77027-5177
        (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (713) 439-8600

ITEM 5.   OTHER EVENTS.

     The Company's Annual Meeting of Stockholders was held on April 26, 2000
(1) to elect four Class III members of the Board of Directors to serve for three-year terms and to elect two Class II members of the Board of Directors to serve for two-year terms, (2) to consider a stockholder proposal to implement or increase activity on the MacBride Principles with respect to the Company's operations in Northern Ireland and (3) to consider a stockholder proposal requesting that the Board of Directors be declassified.

     The four Class III directors who were so elected are Victor G. Beghini, Eunice M. Filter, Claire W. Gargalli and James F. McCall. The two Class II directors who were so elected are Lester M. Alberthal, Jr. and Joe B. Foster. The directors whose term of office continued after the Annual Meeting are Joseph T. Casey, Richard D. Kinder, H. John Riley, Jr., Charles L. Watson and Max P. Watson, Jr. The number of affirmative votes and the number of votes withheld for the directors so elected were:



                                          NUMBER OF           NUMBER OF VOTES
NAME                                  AFFIRMATIVE VOTES          WITHHELD
----                                  -----------------          --------
Victor G. Beghini....................    271,486,737             3,144,578
Eunice M. Filter.....................    271,621,975             3,009,340
Claire W. Gargalli...................    271,630,552             3,000,763
James F. McCall......................    271,509,372             3,121,943
Lester M. Alberthal, Jr..............    271,544,346             3,086,969
Joe B. Foster........................    271,611,263             3,020,052


     The number of affirmative votes, the number of negative votes, the number of abstentions and the number of broker non-votes with respect to the approval of the stockholder proposals were as follows:

                                         NUMBER OF          NUMBER OF
                                        AFFIRMATIVE          NEGATIVE                            BROKER
                                           VOTES              VOTES          ABSTENTIONS        NON-VOTES
                                           -----              -----          -----------        ---------
Proposal regarding Northern
     Ireland........................... 56,836,429         183,317,343        9,119,603        25,357,940
Proposal regarding classified
     board............................. 194,273,151         53,729,693        2,278,135        25,350,336

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BAKER HUGHES INCORPORATED


                                           By:   /s/ DANIEL J. CHURAY
                                              ---------------------------------
                                                     Daniel J. Churay
                                                   Assistant Secretary


Date: May 9, 2000



                                      -3-